UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

March 4, 2013

Date of Report (Date of earliest event reported)

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip Code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 4, 2013 we issued a press release disclosing the financial results for our fourth quarter ended December 31, 2012 and our fiscal year ended December 31, 2012. A copy of our press release is being furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated March 4, 2013 announcing financial results for the fourth quarter ended December 31, 2012 and the fiscal year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:__/s/ Peter A. Clemens__________________
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: March 4, 2013

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated March 4, 2013 announcing financial results for the fourth quarter ended December 31, 2012 and the fiscal year ended December 31, 2012